DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Feb. 28, 2013
DISCONTINUED OPERATIONS
Summary of operating results as discontinued operations in accompanying consolidated statements of operations

	For the year ended	For the year ended	For the year ended
	February 28,	February 29,	February 28,
	2011	2012	2013
Net revenues	$169,304	$—	$—
Pre-tax loss	$(415,786)	$—	$—
Benefits for income taxes	$81,391	$—	$—
Net loss	$(334,395)	$—	$—